UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 17, 2006
LNB BANCORP, INC.

(Exact name of registrant as specified in its charter)

Ohio	0-13203	34-1406303

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

457 Broadway, Lorain, Ohio	44052-1769

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (440) 244-6000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Definitive Material Agreement.
     Effective May 17, 2006, the Board of Directors of LNB Bancorp, Inc. (the “Company”) approved certain amendments to the Rights Agreement, dated as of October 24, 2000 (the “Rights Agreement”), by and between the Company and Registrar and Transfer Company, as Rights Agent (the “Rights Agent”). As a result, the Company and the Rights Agent entered into an Amendment No. 1 to Rights Agreement, dated May 17, 2006 (the “Amendment”), to, among other things, (1) modify the initial triggering events relating to the rights distributed pursuant to the Rights Agreement (the “Rights”), (2) add provisions to the Rights Agreement which would enable the Board of Directors of the Company to exchange the Rights for shares of capital stock of the Company under certain circumstances, and (3) effect other technical modifications.
     A copy of the Amendment is included as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01, and the above summary is qualified in its entirety by reference to that Exhibit.
Item 3.03 Modifications to Rights of Security Holders.
     As indicated in Item 1.01 of this Current Report on Form 8-K, the Company and the Rights Agent have executed the Amendment, which amends the Company’s Rights Agreement. The Amendment amends certain provisions relating to the Rights distributed pursuant to the Rights Agreement and registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended. The description of such modifications contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.

Exhibit No.	Description
4.1	Rights Agreement, dated as of October 24, 2000, between LNB Bancorp, Inc. and Registrar and Transfer Company, which includes as Exhibit A the Second Amended and Articles of Incorporation of the Company, as Exhibit B the Form of Rights Certificate, and as Exhibit C the Summary of Rights (incorporated by reference to Exhibit 1 to the Company’s Form 8-A Registration Statement filed on November 6, 2000).

4.2	Amendment No. 1 to Rights Agreement, dated as of May 17, 2006, between LNB Bancorp, Inc. and Registrar and Transfer Company.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LNB BANCORP, INC.

(Registrant)

Date: May 17, 2006	By:	/s/ Terry M. White
Terry M. White
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
4.1	Rights Agreement, dated as of October 24, 2000, between LNB Bancorp, Inc. and Registrar and Transfer Company, which includes as Exhibit A the Second Amended and Articles of Incorporation of the Company, as Exhibit B the Form of Rights Certificate, and as Exhibit C the Summary of Rights (incorporated by reference to Exhibit 1 to the Company’s Form 8 A Registration Statement filed on November 6, 2000).

4.2	Amendment No. 1 to Rights Agreement, dated as of May 17, 2006, between LNB Bancorp, Inc. and Registrar and Transfer Company.